SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

Minimum Offering of $1,500,000

Maximum Offering of $5,000,000

Senior Secured Convertible Debentures and Common Stock Warrants

THE SECURITES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS “ACCREDITED INVESTORS” UNDER RULE 501 (a) OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS CONFIDENTIAL PRIVATE OFFERING SUBSCRIPTION AGREEMENT AND EXHIBITS CONTAINS CONFIDENTIAL INFORMATION CONCERNING PRESSURE BIOSCIENCES, INC. AND HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OF PRESSURE BIOSCIENCES, INC. THROUGH THE OFFERING DESCRIBED HEREIN MAY SUBJECT THE USER TO CIVIL AND/OR CRIMINAL LIABILITY.

[Placement Agent]

subscription agreement and investor questionnaire

THIS SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE IS TO BE COMPLETED BY EACH PERSON WHO DESIRES TO PURCHASE SECURITIES OF PRESSURE BIOSCIENCES, INC. (THE “COMPANY”) IN CONNECTION WITH THE PROPOSED PRIVATE PLACEMENT (THE “OFFERING”) OF UP TO $5,000,000 GROSS SUBSCRIPTION PROCEEDS OF SENIOR SECURED CONVERTIBLE DEBENTURES AND WARRANTS TO PURCHASE SHARES OF COMMON STOCK (THE “SECURITIES”) AS DESCRIBED IN THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED AS OF MAY 11, 2015 (THE “MEMORANDUM”). THE COMPANY AND THE PLACEMENT AGENT MAY ISSUE ADDITIONAL DEBENTURES AND WARRANTS FOR AN ADDITIONAL $1,250,000 OF GROSS PROCEEDS.

THIS MATERIAL DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE OFFERING WILL BE MADE SOLELY PURSUANT TO THE TERMS AND CONDITIONS OF THE MEMORANDUM WHICH CONTAINS MATERIAL INFORMATION REQUIRED TO BE REVIEWED IN CONNECTION WITH ANY INVESTMENT DECISION. ALL TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE MEMORANDUM.

INSTRUCTIONS:

Items to be delivered by all Subscribers:

a.	One (1) completed and executed Subscription Agreement and Investor Questionnaire.

b.	Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “SIGNATURE BANK AS ESCROW AGENT FOR PRESSURE BIOSCIENCES, INC.”

For Information and Wire Transfer Instructions:

Placement Agent:

[PLACEMENT AGENT]

THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES.

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The Offering is comprised of Senior Secured Convertible Debentures (the “Debentures”) and Common Stock Purchase Warrants, (“Warrants” and together with the Debentures, collectively the “Securities” or the “Units”) of the Company, as well as the terms of the Offering, which are described in the Private Placement Memorandum, dated as of May 11, 2015 (“Memorandum”) are being offered without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state or any other jurisdiction, in reliance on the exemption contained in Section 4(2) of the Act and Regulation D promulgated thereunder and on similar exemptions under applicable state laws. Under Regulation D of the Act and/or certain state laws, the Company is required to determine that an individual, or an individual together with a “Subscriber representative” or each individual equity owner of an “investing entity” meets certain suitability requirements before selling Securities to such individual or entity. You understand that the Company and the Placement Agent will rely upon the following information to determine whether you meet such suitability requirements. Terms not defined herein shall have the meaning ascribed to such terms in the Memorandum.

THE COMPANY WILL NOT SELL SECURITIES TO ANY SUBSCRIBER WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, EXECUTED AND DELIVERED THIS SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE (THE “SUBSCRIPTION AGREEMENT”). IN THE CASE OF A SUBSCRIBER THAT IS A PARTNERSHIP, TRUST, CORPORATION OR OTHER ENTITY, AN AUTHORIZED OFFICER, OR GENERAL PARTNER OR EACH EQUITY OWNER OR BENEFICIARY, AS APPLICABLE, MUST COMPLETE THIS SUBSCRIPTION AGREEMENT. This Subscription Agreement is merely a request for information and does not constitute an offer to sell or a solicitation of an offer to buy the Units. No sale will occur prior to the acceptance of any subscription by the Company and the Placement Agent. The Company and the Placement Agent, reserve the right to reject any subscription for any reason or to accept subscriptions for less than the minimum subscription of $25,000.

The principal amount of Debenture to be issued shall reflect original issue discount of 10% of the subscription amount. By way of example, for each $100,000 of Debentures purchased, the Investor shall receive a Debenture in the principal amount of $110,000 (reflecting original issue discount of 10% of the principal amount) and Warrants to purchase an aggregate of 178,571 shares of Common Stock of the Company (based upon a conversion price of $0.28 of the Debentures and the actual cash subscription paid). The Offering is being conducted on an “all or none best efforts” basis as to a minimum amount of gross proceeds of $1,500,000 (“Minimum Offering”) and on a best efforts basis at to a maximum amount of $5,000,000 (“Maximum Offering”) of gross proceeds. The Company and the Placement Agent may increase to maximum amount of gross proceeds by an additional $1,250,000 for an aggregate maximum offering of $6,250,000 of gross proceeds. All subscription proceeds shall be placed and held in a non interest bearing escrow account pending acceptance and closings of the Offering. The Offering commences on the date hereof and the Minimum Offering must be satisfied on or before Friday, August 7, 2015 unless extended for up to 2 additional 30 days periods by the Company and the Placement Agent.

The Company and the Placement Agent will promptly return any money without interest thereon or deduction therefrom to a Subscriber whose subscription is rejected in whole or in part as the case may be. Subscribers should also understand that they may be required to furnish additional information to the Company.

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The Securities are being offered by the Company through the Placement Agent. The purpose of this Subscription Agreement is to determine whether you meet certain standards, because the Securities will not be registered under the Act and will be sold only to persons who are “Accredited Investors,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Act.

Your answers to the Subscription Agreement questions will be kept confidential. At all times, however, you hereby agree that the Company may present this Subscription Agreement to such parties as it deems appropriate in order to assure itself that the offer and the sale of the Units to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof and as otherwise required by law or any regulatory authority.

Please type or clearly print your answers, and state “none” or “not applicable” when appropriate. Please complete Section A and each other section you are requested to complete in Question A3. If there is insufficient space for any of your answers, please attach additional pages. If the Units are to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Subscription Agreement. You may use photocopies or request extra copies from the Company or the Placement Agent.

INSTRUCTIONS FOR WIRE AND PAYMENT:

Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “Pressure BioSciences, Inc., Signature Bank As Escrow Agent”

Wire Transfer Instructions:

Bank:

Acct Name: Signature Bank as Escrow Agent for Pressure BioSciences, Inc.

Acct #: 1502330248

Signature Bank

ABA/Routing #: 026013576

SWIFT Code:

261 Madison Avenue

New York, NY 10006

Attn: Angelo Galati

FBO: Investor Name:

Social Security Number:

Address:

THE INVESTOR IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES.

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SECTION A: SUBSCRIBER INFORMATION

Al.	Name(s) of SUBSCRIBER(s):

A2.	Principal Amount of Units Subscribed for: (Minimum Subscription is $___ )	$____________

A3.	Manner of Ownership of Securities:

One Individual	Please complete Sections A, B and C.

Husband and Wife Tenants by the Entirety	Please have one spouse complete Sections A and B. Please have both spouses complete Section C.

Tenants in Common	Please have each individual separately complete Sections A, B and C.

Joint Tenants with Right of Survivorship - Two or more Individuals (but not husband and wife)	Please have each individual separately complete Section A, B and C.

Corporate Ownership	Please complete Section A, B, D and, if applicable, E and F for the corporation. If the corporation does not qualify as an “accredited investor” on its own, please have each person who owns an equity interest in the corporation separately complete Sections B and, if applicable, C, D, E and F.

Partnership Ownership	Please complete Sections A, B and D, and have each general partner and limited partner separately complete Sections B, C, D, E and F, if applicable.

Trust Ownership	Please complete Sections A, B and F, if applicable, and have each beneficiary and trustee of the trust separately complete Sections B, C, D, E and F, if applicable.

Individual Retirement Account (IRA)	Please complete Sections A, B, C and Signature Page.

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FINRA Affiliation. Please state whether you or any of your associates or affiliates (which includes your spouse, in-laws, children and parents): (i) are a member or a person associated (including as an employee, officer, director or partner) with a member of the Financial Industry Regulatory Authority ( “FINRA”), (ii) are an owner of stock or other securities of an FINRA member, (iii) have made a subordinated loan to any FINRA member, or (iv) are a relative or member of the same household of any person meeting the description set forth in clauses (i) through (iii) above.

Yes	No

If you marked yes above, please briefly describe the FINRA relationship below:

SECTION B: ACCREDITED INVESTOR STATUS

B1.	Please check one or more of the following definitions of “Accredited Investor,” if any, which applies to you. If none of the following applies to you, please leave blank.

(a)	A “Bank” as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

(b)	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”);

(c)	An insurance company as defined in Section 2(13) of the Act;

(d)	An investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act;

(e)	A “Small Business Investment Company” licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(f)	A plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(g)	Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

(h)	A “Private Business Development Company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(i)	An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

(j)	A natural person whose individual net worth,* or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000.

(k)	A natural person who had an individual income** in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(l)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Act.

(m)	Any entity in which all of the equity owners are Accredited Investors.***

*	For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid and excluding the value of the primary residence. (including such items as furnishings, automobile and restricted securities) MINUS any liabilities (including such items as primary home mortgages which exceed the fair market value of the primary residence and other debts and liabilities).

**	For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For Subscribers who are salaried employees, the gross salary of such Subscribers, minus any significant expenses personally incurred by such Subscriber in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For Subscribers who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

***	If the Subscriber intends to qualify under (m), then all owners of the entity must complete a Subscription Agreement as an individual.

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SECTION C: INDIVIDUAL INFORMATION

C1.	General Information

Name:

Age:	Social Security Number:

Marital status:	Spouse’s name:

Date of Birth:

If the Securities are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?

Yes	No

If Yes, please explain the relationship(s):

C2.	Principal Residence

Address:
Number Street

City State Zip Code

Country

Mailing address (if other than principal residence address above):

Number Street

City State Zip Code

Country

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Telephone number:

Facsimile number:

Email address:

C3.	Current employment or business activity:

Company name:

Address:
Number Street

City State Zip Code

Principal business:

Position and title:

Years employed at current position:

C4.	Net worth excluding your primary residence:

	( ) $500,000 to $999,999	( ) $1,250,000 - $2,999,999
	( ) $1,000,000 to $1,249,999	( ) Over $3,000,000

(Indebtedness on primary residence in excess of the fair market value of the residence shall be deemed a liability)

C5.	Liquid Net worth:

	( ) $100,000 to $249,999	( ) $250,000 to $499,999
	( ) $500,000 to $999,999	( ) $1,250,000 - $2,999,999
	( ) $1,000,000 to $1,249,999	( ) Over $3,000,000

C6.	Indicate your annual income from all sources for the calendar years 2013, 2014, and expected for 2015 (check one box for each year):

	$100,000 to $199,999	$200,000 to $299,999	$300,000 to $399,999	$400,000 to $499,999	$500,000 to $749,999	$750,000 to $999,999	Over $1M
2013
2014
2015

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C7.	Indicate your JOINT annual income (if applicable) from all sources for the calendar years 2013 and 2014, and expected for 2015 (check one box for each year):

	$100,000 to $199,999	$200,000 to $299,999	$300,000 to $399,999	$400,000 to $499,999	$500,000 to $749,999	$750,000 to $999,999	Over $1M
2013
2014
2015

C8.	Please describe your business or professional education or training:

Dates	Degree	School / Major

C9.	Investment experience:

The frequency with which you invest in marketable securities is:

( ) often ( ) occasionally ( ) never

The frequency with which you invest in unmarketable securities (such as private placement offerings) is:

( ) often ( ) occasionally ( ) never

Have you previously participated in private placement offerings in the last 5 years?

	Yes	No

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If you answered “yes” to the above state the private placement(s) in which you participated in the last 5 years:

Amount Invested	Name of Entity/Issuer

You may use additional sheets if necessary

C10.	(a)	Have you been afforded an opportunity to investigate the Company and review relevant factors and documents pertaining to the officers, managers and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the assets, operations, and methods of doing business of the Company?

Yes	No

(b)	Do you understand the nature of an investment in the Company and the risk associated with such an investment?

Yes	No

(c)	Do you understand that there is no guarantee of any financial return on this investment?

Yes	No

(d)	Do you understand that this investment is not liquid?

Yes	No

(e)	Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

Yes	No

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(f)	Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Units?

Yes	No

(g)	Do you have a “pre-existing relationship” with the Company or any of its officers, managers or members?

Yes	No

(For purposes hereof, “Pre-existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent Investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)

If so, please indicate whether the relationship is with the Company, and/or name the individual(s) with whom you have a pre-existing relationship and describe the relationship:

(h)	Do you agree that you are able to bear the economic risk of an investment in the Securities and at the present time, you are able to afford a complete loss of such investment?

Yes	No

(i)	Do you agree, either alone or together with your representatives, that you have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and you have so evaluated the merits and risks of such investment?

Yes	No

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C11.	In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Investor is required to provide the following information:

	(a)	Payment Information

(i) Name and address (including country) of the bank from which Investor’s payment to the Company is being wired (the “Wiring Bank”):

(ii) Investor’s wiring instructions at the Wiring Bank:

(iii) Is the Wiring Bank located in the U.S. or another “FATF Country”*?

Yes No

(iv) Is Investor a customer of the Wiring Bank?

Yes No

	(b)	Additional Information

Investors wishing to subscribe must provide the following additional information or documents.

For Individual Investors:

A copy of a government issued form of picture identification (e.g., passport or drivers license).

Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

One or more of the above documents have been previously provided to the Placement Agent.

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

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SECTION D: CORPORATE OFFEREES OR PARTNERSHIP OFFEREES

D1.	General Information

Legal name of corporation or partnership:

Fictitious name (d/b/a):

State or place of incorporation or formation:

Date of incorporation or formation:

If partnership, type: ______ General ______ Limited

Federal I.D. number:

Fiscal year ends:

Number of equity owners or partners:

If Investor is a partnership, list names of each partner is the partnership:

Name and title of authorized person executing Investor Questionnaire:

Business address:

Mailing address (if different):

Telephone number: ( ) Facsimile number: ( )

Email address:

D2.	Bank Information

Name of primary bank:

Address:

Telephone number: ( )

Account type and number:

Person familiar with corporation’s or partnership’s account:

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Was the corporation or partnership formed for the specific purpose of purchasing the Units?

Yes	No

Check if applicable to the corporation:

Subchapter S________ Professional_______

D3.	The undersigned represents and warrants as follows:

	(a)	The corporation or partnership, as the case may be, has been duly organized (if a partnership) is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Investor Questionnaire;

	(b)	(i)	The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Units and the advisers, if any, of the corporation or the partnership, as the case may be, in connection with such consideration are named below in this Investor Questionnaire, and such officers and partners or advisers, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment;

		(ii)	The names and positions of the officers or partners, of the undersigned who, on its behalf, have reviewed the purchase of the Units are as follows:

		(iii)	In evaluating the merits and risks of the purchase of the Units, the corporation or the partnership, as the case may be, intends to rely upon the advice of, or will consult with, the following persons:

	(c)	The officers of the corporation (if not Accredited Investors) or the partners of the partnership who, on its behalf, have considered the purchase of the Units and the advisers, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s) and such adviser(s), if any, together are capable of evaluating the merits and risks of the purchase of the Units and of making an informed investment decision;

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(d)	Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its personal liability with respect to its investment in this Offering and the operation thereof;

(e)	The total assets of the corporation or the partnership are in excess of $___________________.

(f)	The corporation or the partnership has had, during each of the past two years, gross income from all sources of at least $_______________ and $____________, respectively;

(g)	The undersigned expects the corporation or the partnership to have during the current and the next tax year, gross income from all sources of at least $_______ and $__________.

(h)	The undersigned knows of no pending or threatened litigation, the outcome of which could adversely affect the answer to any question hereunder.

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SECTION E: TRUST OFFEREES

E1.	General Information

Legal name:

State or place of formation:

Date of formation:

Federal I.D. number: __________________ Fiscal year ends:

Number of beneficiaries:

Principal purpose:

Was the trust formed for the specific purpose of purchasing the Securities?

Yes	No

Business address:

Mailing address (if different):

Telephone number: ( )

Facsimile number: ( )

Email address:

E2.	Authorization:	If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust’s organizational documents and a properly certified copy of the resolutions adopted by the trust’s board of directors authorizing the trust to purchase the Units and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Units. In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase the Units and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Units.

Name of trustee authorized to execute the Investor Questionnaire:

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E3.	Name of primary bank:

Address:

Telephone number: ( )

Facsimile number: ( )

Account type and number:

Person familiar with trust’s account:

E4.	Additional Information

(a). Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the shares of the Company’s securities in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes [ ] No [ ]

Does this investment in the Company exceed 10% of the trust assets?

Yes [ ] No [ ]

(b). If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1. REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes [ ] No [ ]

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name:

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Net worth of grantor (including spouse, if applicable), excluding home, home furnishings and automobiles exceeds $1,000,000?

Yes [ ] No [ ]

OR

Income (exclusive of any income attributable to spouse) was in excess of $200, 000 for 2012 and 2013 and is reasonably expected to be in excess of $200,000 for 2014?

Yes [ ] No [ ]

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2012 and 2013 and is reasonably expected to be in excess of $300,000 for 2014?

Yes [ ] No [ ]

2. IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name:

Trustee Name:

Does the trust have assets greater than $5 million?

Yes [ ] No [ ]

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

Yes [ ] No [ ]

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Indicate how often you invest in:

Marketable Securities

Often [ ] Occasionally [ ] Seldom [ ] Never [ ]

Restricted Securities

Often [ ] Occasionally [ ] Seldom [ ] Never [ ]

Venture Capital Companies

Often [ ] Occasionally [ ] Seldom [ ] Never [ ]

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SECTION F: QUALIFIED PENSION PLAN (“PLAN”) OFFEREES

F1.	Please check one:

______a.	The Plan requires the investment of each beneficiary or participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Units has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited Investor (Please have each such beneficiary or participant execute a separate Investor Questionnaire).

OR

______b.	The investment decisions made for the Plan are made by a plan fiduciary, whether a bank, an insurance company, or a registered investment adviser.

OR

______c.	The Plan has total assets exceeding $5,000,000.

F2.	General Information

Legal name:

State or place of formation:

Date of formation:

Federal I.D. number:	Fiscal year ends:

Number of beneficiaries:

Principal purpose:

Business address:

Telephone number:	( )

Facsimile number:	( )

Email address:

Mailing address:

F3.	Authorization:	If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions. In all other cases, please attach a properly certified copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase the Units and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase the Units.

Name of trustee authorized to execute the Investor Questionnaire:

F4.	Name of primary bank:

Address:

Telephone number:	( )

Facsimile number:	( )

Account type and number:

Person familiar with your account:

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SECTION G: SUBSCRIPTION

The Investor hereby irrevocably subscribes for and agrees to purchase the Debentures and Warrants for an aggregate purchase price equal to the gross subscription price set forth on the signature page hereof (the “Purchase Price”) and, subject to the terms hereof, the Company agrees to sell the Debentures and Warrants to the Investor for the Purchase Price.

SECTION H: REPRESENTATIONS AND WARRANTIES BY ALL SUBSCRIBERS

By signing this Subscription Agreement, the undersigned hereby confirms the following statements:

(a) I have read the Memorandum and this Subscription Agreement and other accompanying documents of the Company, and am aware of and understand the risk factors disclosed therein related to the Company and an investment in the Company.

(b) I am aware that the Offering involves Securities for which no market exists, thereby requiring any investment to be maintained for an indefinite period of time. (c) I acknowledge that any delivery to me of the Memorandum relating to the Securities prior to the determination by the Company or the Placement Agent of my suitability as a Subscriber shall not constitute an offer of the Securities until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum and the other Offering documents to the Company or the Placement Agent upon request.

(d) I also understand and agree that, although the Company and the Placement Agent will use their respective best efforts to keep the information provided in answers to this Subscription Agreement strictly confidential, the Company and the Placement Agent or their respective counsel may present this Subscription Agreement and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the Offering or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company, the Placement Agent or their respective affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority.

(e) I realize that this Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security of the Company but is merely a request for information.

(f) I understand that the Securities are being offered without registration under the Act in reliance upon the private offering exemption contained therein, and that such reliance is based in part on the information herein supplied. For the foregoing reasons and to induce the Company to issue and deliver the Securities to me, I represent and warrant that the information stated herein is true, accurate and complete, and I agree to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete.

(g) The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Subscription Agreement on behalf of such entity.

(h) The undersigned is able to bear the economic risk of the investment in the Securities and can afford a complete loss of such investment. I understand that the Company is a reporting company under the Securities and Exchange Act of 1934, as amended and files periodic reports with the SEC. The undersigned has reviewed such recent filings by the Company, including, without limitation, its recent annual report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on March 31, 2015, which includes a description of the Company, the risks involved with an investment in the Company and its business and operations and financial statements.

(i) Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon closing of the Offering, the Debentures and Warrants as described in the Memorandum. The Company or the Placement Agent may reject any subscription in whole or in part.

(j) The Subscriber acknowledges and agrees that there is a Minimum Offering Amount of $1,500,000 in aggregate gross proceeds of subscriptions prior to release of funds to the Company and that pending acceptance of the Minimum Offering and throughout the Offering period all subscription funds shall be held in a non-interest bearing escrow account. The Placement Agent and its officers, directors and other associated persons may purchase Securities, which purchases shall count towards satisfaction of the Minimum Offering.

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(k) In entering into this Subscription Agreement and in purchasing the Units, the Subscriber further acknowledges that:

(i)	The Company has informed the Subscriber that the Securities have not been offered for sale by means of general advertising or solicitation.

(ii)	The Securities may not be resold by the Subscriber in the absence of a registration under the Act or exemption from registration. In particular, the Subscriber is aware that the Securities will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met.

(iii)	In the event the Company determines to issue certificates evidencing the Securities, the following legends (or similar language) shall be placed on such certificate(s):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv)	The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(v)	The purchase of the Units involves risks which the Subscriber has evaluated, and the Subscriber is able to bear the economic risk of the purchase of such securities and the loss of its entire investment.

(l) The Subscriber agrees to indemnify and hold harmless the Company and the Placement Agent , their respective officers, managers, members, employees, agents, counsel and affiliates and each other person, if any, who controls the Company or the Placement Agent, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

(m) The Subscriber hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

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(n) The Company and the Placement Agent have each employed its own legal counsel in connection with the Offering. The Subscribers have not been represented by independent counsel in connection with the preparation of the Memorandum or the terms of the Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Subscribers. Prospective Subscribers should consult with their own legal, tax and financial advisors with respect to the Offering made pursuant to the Memorandum.

(o) The undersigned hereby acknowledges that officers, managers, members, employees and affiliates of the Company and/or the Placement Agent may purchase Units in the Offering, which purchases may count towards the Minimum Offering Amount.

(p) My answers to the foregoing questions are true and complete to the best of my information and belief and I will promptly notify the Company or the Placement Agent of any changes in the information I have provided.

(q) Notwithstanding anything else contained in this Subscription Agreement or the Memorandum, each prospective investor (and its employees, representatives or other agents) and the Company may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the Code and the Treasury Regulations promulgated thereunder) of the undersigned subscribers investment in the Company and any transactions entered into by the Company and all materials of any kind (including opinions or other tax analyses) that are provided to such prospective investor relating to such tax treatment and tax structure; provided that no prospective investor or its employees, representatives or agents shall disclose any information for which nondisclosure is reasonably necessary in order to comply with U.S. securities laws; and provided further that this authorization is not intended to permit disclosure of any term or detail not relevant to the tax treatment or the tax structure of the Company, the Offering or transactions entered into by the parties hereto.

The undersigned understands and agrees that this authorization to disclose such tax treatment and tax structure is not intended to permit disclosure of any other information including (without limitation) (i) any portion of any materials to the extent not related to the tax treatment or tax structure of the Company, the Offering or transactions entered into by the undersigned and the Company, (ii) the identities of any investors in the Offering or (iii) any other term or detail not relevant to the tax treatment or the tax structure of the Partnership or transactions entered into by it.

The undersigned has been advised by the Company and the Placement Agent that the principal amount of Debentures to be issued shall include original issue discount, and therefore the principal amount shall be greater than the subscription amount paid by the undersigned. The undersigned has been advised to consult its own tax advisors with respect to the effect of such original issue discount.

(r) The recipient, by accepting this Subscription Agreement and related Offering documents confirms its understanding that the Offering and its terms may constitute material non public information and agrees (i) not to distribute or reproduce the offering documents, in whole or in part, at any time, without the prior written consent of the Company and the Placement Agent, (ii) to keep confidential the existence of this document and the information contained herein, and (iii) refrain from trading in the publicly-traded securities of the Company for so long as the undersigned is in possession of the material non-public information contained herein.

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I. COVENANTS, REPRESENTATIONS AND WARRANTS OF THE COMPANY

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Massachusetts and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b) The execution, delivery and performance of this Subscription Agreement by the Company have been duly authorized by the Company and all other corporate action required to authorize and consummate the offer and sate of the Units has been duly taken and approved.

(c) The Debentures and Warrants to be issued and sold to the undersigned as provided in the Memorandum have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Memorandum. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon conversion of the Debentures or exercise of the Warrants pursuant to the Company’s certificate of incorporation or bylaws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company. On or before the initial closing of the Offering, the Company shall have filed an amendment to its Certificate of Incorporation with the State of Massachusetts to increase its authorized shares of Common Stock to 100 million shares of Common Stock. The Company shall obtain an affirmative vote of its Board of Directors to recommend to its stockholders for a vote of stockholders in accordance with the laws of the State of Massachusetts and the rules and regulations of the Securities and Exchange Commission, an increase in the number of shares of authorized Common Stock in a number so as to provide for the conversion of all Debentures and exercise of all Warrants in accordance herewith and therewith, on or before November 10, 2015, and a vote of stockholders occurs on or before December 31, 2015; provided, however, in the event that the stockholders of the Company do not vote approving favor of such increase on or before December 31, 2015, the Company shall have 120 days from December 31, 2015 to obtain such stockholder approval.

(d) The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary for the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations which have been obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

(e) The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company.

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(f) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement or the issuance of the Common Stock, or the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the Company’s Certificate of Incorporation or By-laws, any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

(g) The information provided in the Memorandum and its filings made with the SEC (“SEC Reports”) regarding the Company does not and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall use the proceeds of the Offering as described in the Memorandum.

(h) As of the date hereof there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company’s knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, except as properly described in the Memorandum or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company.

(i) To the best of its knowledge, the Company has not infringed, is not infringing, and has not received notice of infringement with respect to asserted intangibles of others. To the best knowledge of the Company, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, materially infringe upon any like right of any other person or entity. Except as disclosed in the Memorandum or its SEC Reports, the Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and right with respect to the foregoing, to conduct its business as presently conducted, and (ii), is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. the Company has direct ownership of title to all its intellectual property (including all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how; owns all the rights to its Intangibles as are currently used in or have potential for use in its business.

(j) The Company shall provide for the transfer, upon request of the Subscriber, or removal of any legends upon the Securities, all as may be allowed in accordance with SEC Rule 144, and provide any required opinions of counsel to the Company’s transfer agents, at no cost to the Subscriber. The Company shall make generally available such information as may be necessary under SEC Rule 144 to allow for the resale of Securities by the Subscriber for at least three (3) years after the final Closing of the Offering.

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(k) The Subscribers shall be entitled to the registration rights for the shares of Common Stock underlying the Debentures and Warrants (including any shares of Common stock issuable upon conversion, exercise, redemption or payment of interest) description annexed hereto as Exhibit A and incorporated herein. The Company shall provide upon request of the Subscriber in connection with a sale of the Securities (and underlying shares of Common Stock) or removal of any legends upon the Securities and the underlying shares of Common Stock, all as may be allowed in accordance with SEC Rule 144, and provide any required opinions of counsel to the Company’s transfer agents, at no cost to the Subscriber.

(l) Within 24 hours of the initial closing of the Offering, the Company shall disclose in a public filing on Form 8-K as filed with the SEC, information related to the terms of the Offering as may be required and allowed under the rules and regulations of the SEC; provided, however, the Company shall not be required to disclose the name or other information related to the Placement Agent in accordance with SEC Rule 135.

(m) At or prior to the initial closing of the Offering, the Company shall either obtain (i) subordination agreements from all secured creditors of the Company subordinating their security interests and right of payment and collection to the holders of the Debentures, and otherwise in form and substance acceptable to the collateral agent under the Security Agreement or (ii) termination of all security interests on any assets of the Company.

 SECTION J: MISCELLANEOUS

(a) All notices or other communications required under this Subscription Agreement shall be deemed given upon (i) hand delivery; (ii) receipt of confirmation of delivery via overnight courier to a Subscriber or to the Company at the respective addresses set forth herein, or such other addresses as a Subscriber or the Company shall designate to the other by notice in writing; (iii) receipt of confirmation of transmission via facsimile at the facsimile number set forth herein, or such other facsimile number as a Subscriber or the Company shall designate to the other by notice in writing; (iv) three days after mailing, postage prepaid, to a Subscriber or to the Company at the respective addresses set forth herein, or such other addresses as a Subscriber or the Company shall designate to the other by notice in writing; or (v) one business day after transmission via electronic mail to the electronic mail address set forth herein, or such other electronic mail addresses as a Subscriber or the Company shall designate to the other by notice in writing.

(b) Each undersigned Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber’s rights or interest herein or hereunder, is transferable or assignable by the Subscriber, and further agrees that the transfer or assignment of any Securities acquired pursuant hereto shall be made only in accordance with the provisions hereof and all applicable laws.

(c) Each undersigned Subscriber agrees that, except as permitted by applicable law and confirmation of the Subscriber’s subscription at such time, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder, and that this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors and permitted assigns.

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(d) All of the representations, warranties, covenants, agreements and confirmations set out above shall survive the acceptance of the subscription made herein and the issuance of the Securities in the Offering.

(e) Other than as reflected in the Transaction Documents, as defined in the Debenture, this Subscription Agreement constitutes the complete and exclusive statement of agreement among the parties hereto with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among parties hereto or any of them.

(f) All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Subscription Agreement.

(g) All exhibits attached to this Agreement are incorporated and shall be treated as if set forth herein.

(h) If any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid, the remainder of this Subscription Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid shall not be affected thereby.

(i) The parties agree to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Subscription Agreement and the transactions contemplated hereby.

(j) This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

(k) The undersigned Subscriber appoints [PLACEMENT AGENT] as collateral agent, in accordance with the terms of the Security Agreement entered into by the Subscriber with the Company in connection with the purchase of the Debentures, and hereby approves the rights, duties and obligations of the Subscriber and the collateral agent, respectively, as described therein. Further, the undersigned Subscriber and Company hereby consent and agree that Garden [PLACEMENT AGENT] shall have the right, at its option, to assign and transfer its rights, duties and obligations as collateral agent to an assignee upon 15 days notice to the Subscriber and the Company.

[SIGNATURE PAGES APPEAR NEXT]

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IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Investor Questionnaire and agrees to the terms hereof.

Dated: _______________, 2015	FOR INDIVIDUALS: (including Subscriber Representative)

(Print Name)

(Signature)

Dated: _______________, 2015	FOR INDIVIDUALS: (including Subscriber Representative)

(Print Name)

(Signature)

Principal Amount of Units Subscribed for hereby:

$___________________

Dated: ________________, ____	FOR INDIVIDUAL RETIREMENT ACCOUNTS (IRA/ROTH IRA): (including Purchaser Representative)

(Print Name)

(Signature)

Principal Amount of Units Subscribed for hereby:

$___________________

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IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Investor Questionnaire and agrees to the terms hereof.

Dated: _______________, 2015	FOR CORPORATIONS:

Name of Corporation

Name of Authorized Executive Officer of Corporation

Signature of Authorized Executive Officer

Dated: _______________, 2015	FOR PARTNERSHIPS:

Name of Partnership

Name of Authorized Partner

Signature of Authorized Partner

Principal Amount of Units Subscribed for hereby:

$___________________

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IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Investor Questionnaire and agrees to the terms hereof.

Dated: _______________, 2015	FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

Principal Amount of Units Subscribed for hereby:

$_______________________

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ACCEPTANCE OF SUBSCRIPTION BY THE COMPANY

The undersigned, Pressure BioSciences, Inc. hereby accepts the Subscription Agreement of ___________________ as of the date stated below.

Dated:_________________, 2015	Pressure BioSciences, Inc

By:
Name:
Title:

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EXHIBIT A

REGISTRATION RIGHTS

1. Company Registration. If at any time while the Debentures or Warrants are outstanding, the Company shall determine to register with the Securities and Exchange Commission (“Commission”) under the Securities Act of 1933, as amended (the “Act”), any of its securities either for its own account or the account of a security holder or holders of the Company, other than an Excluded Registration (as defined below), the Company will:

(a) Promptly give written notice of the proposed registration to Subscriber at least three (3) business days prior to the filing of any registration statement; and

(b) Include in such registration (and any related qualification under blue sky laws or other compliance), all of such Registrable Securities (as defined below) as are specified in a written request or requests made by Subscriber or any other Holder (as defined below) received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of Subscriber’s Registrable Securities. For purposes of this Subscription, “Registrable Securities” means (b) “Registrable Securities” means, as of any date of determination, (a) all of the shares of Common Stock then issued and issuable upon conversion in full or payment in lieu of cash or redemption of the Debentures (assuming on such date the Debentures are converted in full without regard to any conversion limitations therein) or payment of interest thereon, (b) all Warrant Shares then issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (c) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions in the Debentures or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Debentures or limitations on exercise set forth in the Warrants) and (e) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders and all Warrants are exercised by “cashless exercise” as provided in each of the Warrants, as reasonably determined by the Company, upon the advice of counsel to the Company For purposes of this Subscription, “Holder” means any person who holds Registrable Securities.

(c) For purposes of this Subscription, the term “Excluded Registration” shall mean (i) a registration relating solely to shares of Common Stock (or Common Stock based awards) issuable under an employee benefit plan approved by a majority of non-employee directors or other compensation agreements of the Company provided that not more than 2,500,000 shares of Common stock are issuable to officers or directors of the Company, (ii) a registration relating to the offer and sale of non convertible debt securities, (iii) a registration relating to a corporate reorganization or other Rule 145 transaction, (iv) a registration on any registration form that does not permit secondary sales or (v) in connection with an underwritten public offering on a firm commitment basis under the Securities Act of 1933, for gross proceeds of at least $5,000,000 and the managing or lead underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, and that the underwriters may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, and (ii) second, to the Holders of Debentures and Warrants (including Subscriber) requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion, and (iii) all other securities holders of the Company.

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(d) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subscription prior to the effectiveness of such registration whether or not Subscriber or any other Holder has elected to include securities in such registration.

(e) Expenses of Registration. All Registration Expenses (as defined below) incurred in connection with registration pursuant this Subscription shall be borne by the Company. All Selling Expenses (as defined below) relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered. For purposes of this Subscription, “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Subscription, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the Holders, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of other counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company. For purposes of this Subscription, “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel for the Holders included in the Registration Expenses which shall equal the sum of $7,500).

2. Registration Procedures. In the case of each registration effected by the Company pursuant to this Subscription, the Company will keep Subscriber advised in writing as to the initiation of registration and the completion thereof. At its expense, the Company will use its commercially reasonably efforts to:

(a) Keep such registration effective for a period ending on the earlier of (i) the date that any of the Debentures or warrants are issued and outstanding or (ii) the date Subscriber has completed the distribution described in the registration statement relating thereto;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (i) above;

(c) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as Subscriber from time to time may reasonably request;

(d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by Subscriber; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

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(f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(g) Include in any prospectus the “Plan of Distribution” set forth in section 3 below.

3. Plan of Distribution.

Each Selling Stockholder (the “Selling Stockholders”) of the securities of Pressure BioSciences, Inc. and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resales by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales;

●	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

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The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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